EXHIBIT 4
                                                                       ---------


                       FIRST SUPPLEMENTAL TRUST INDENTURE

This First Supplemental Trust Indenture is entered into as of the 10th day of August, 2004 between:

              HARVEST ENERGY TRUST, an open ended unincorporated trust governed under the laws of the Province of Alberta and having its head office in the City of Calgary, in the Province of Alberta (hereinafter called the "TRUST")

                                     - and -

              HARVEST OPERATIONS CORP., a corporation existing under the laws of the Province of Alberta and having its head office in the City of Calgary, in the Province of Alberta (hereinafter called "HOC" or the "CORPORATION")

                                     - and -

              VALIANT TRUST COMPANY, a trust company incorporated under the laws of the Province of Alberta having an office in the City of Calgary, in the Province of Alberta in its capacity as debenture trustee under a trust indenture dated January 29, 2004 with the Trust and the Corporation (hereinafter called the "DEBENTURE TRUSTEE")



WITNESSETH THAT:

WHEREAS the Trust, the Corporation and the Debenture Trustee entered into an indenture (the "INDENTURE") dated January 29, 2004 to provide for the creation and issuance of debentures;

AND WHEREAS Article 16 of the Indenture provides that the Debenture Trustee may enter into indentures supplemental to the Indenture;

AND WHEREAS the Trust has determined to create and issue Series 2, 8.00% convertible unsecured subordinated debentures (the "SECOND DEBENTURES") and to enter into this first supplemental indenture (this "SUPPLEMENTAL INDENTURE") with the Debenture Trustee to provide for such creation and issuance of Second Debentures;

AND WHEREAS all necessary acts and proceedings have been done and taken and all necessary resolutions have been passed to authorize the execution and delivery of this Supplemental Indenture, to make the same effective and binding upon the Trust, and to make the Second Debentures, when authenticated by the Debenture Trustee and issued as provided in the Indenture and this Supplemental Indenture, valid, binding and legal obligations of the Trust with the benefit and subject to the terms of the Indenture and this Supplemental Indenture;

AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Trust and not by the Debenture Trustee.

NOW THEREFORE it is hereby covenanted, agreed and declared as follows:


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                                       2


                                    ARTICLE 1
                     DEFINITIONS AND AMENDMENTS TO INDENTURE

1.1      DEFINITIONS

         All capitalized terms not defined herein shall have the meanings given to them in the Indenture and, in addition, in this Supplemental Indenture and in the Second Debentures, unless there is something in the subject matter or content inconsistent therewith, the expressions following shall have the following meanings:

(a) "ACQUISITION" means the acquisition of the Breeze Resources Partnership pursuant to the Purchase Agreement;

(b) "BREEZE RESOURCES PARTNERSHIP" means Breeze Resources Partnership, a general partnership formed under the laws of Alberta;

(c) "CLOSING" means the closing of the Acquisition in accordance with the terms of the Purchase Agreement;

(d) "HARVEST BREEZE TRUST NO. 1" means Harvest Breeze Trust No. 1, a trust formed pursuant to the laws of Alberta;

(e) "HARVEST BREEZE TRUST NO. 2" means Harvest Breeze Trust No. 2, a trust formed pursuant to the laws of Alberta;

(f) "PURCHASE AGREEMENT" means the partnership interest purchase and sale agreement dated July 15, 2004 between Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2 and the Vendor, as from time to time amended;

(g) "TERMINATION DATE" means the date upon which the Termination Time occurs;

(h) "TERMINATION TIME" means the earlier to occur of (i) 5:00 pm (Calgary time) on September 30, 2004 if the Closing has not taken place by that time, (ii) the time at which the Purchase Agreement is terminated, and
         (iii) the Trust advising the Underwriters or announcing to the public that it does not intend to proceed with the Acquisition;

(i) "UNDERWRITERS" means, collectively, National Bank Financial Inc., CIBC World Markets Inc., TD Securities Inc., BMO Nesbitt Burns Inc., RBC Dominion Securities Inc., FirstEnergy Capital Corp., Canaccord Capital Corporation, Haywood Securities Inc. and GMP Securities Ltd.; and

(j)      "VENDOR" means EnCana Corporation and EnCana Oil & Gas Partnership.

1.2      AMENDMENTS TO INDENTURE

         This Supplemental Indenture is supplemental to the Indenture and the Indenture and this Supplemental Indenture shall hereafter be read together and shall have effect, so far as practicable, with respect to the Second Debentures as if all the provisions of the Indenture and this Supplemental Indenture were contained in one instrument. The Indenture is and shall remain in full force and effect with regards to all matters governing the Initial Debentures and with regards to all matters governing the Second Debentures, except as the Indenture is amended, superceded, modified or supplemented by this Supplemental Indenture. Any references in the text of this Supplemental Indenture to section numbers,

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                                       3


article numbers, "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to the Indenture unless otherwise qualified.

                                    ARTICLE 2
                              THE SECOND DEBENTURES

2.1      FORM AND TERMS OF SECOND DEBENTURES

(a) The Second Debentures authorized for issue immediately are limited to an aggregate principal amount of $100,000,000 and shall be designated as "Series 2, 8.00% Convertible Unsecured Subordinated Debentures".

(b) The Second Debentures shall be dated as of August 10, 2004, shall mature on September 30, 2009 (the "MATURITY DATE") and shall bear interest from the date of issue at the rate of 8.00% per annum, payable in arrears in equal (with the exception of the first interest payment which will include interest from August 10, 2004 as set forth below) semi-annual payments of $40.00 per $1,000 of principal amount of the Second Debentures on March 31 and September 30 in each year, the first such payment to fall due on March 31, 2005 and the last such payment (representing interest payable from the last Interest Payment Date to, but excluding, the Maturity Date of the Second Debentures) to fall due on September 30, 2009, payable after as well as before maturity and after as well as before default, with interest on amounts in default at the same rate, compounded semi-annually. The first interest payment will include interest accrued from and including August 10, 2004 to, but excluding March 31, 2005, which will be equal to $51.06849 per $1,000 principal amount of the Second Debentures.

(c) If the Closing does not take place by the Termination Time, the Corporation shall provide immediate notice in writing to the Debenture Trustee and shall cause an immediate public announcement, in accordance with Applicable Securities Legislation, to be made. The Debenture Trustee, forthwith upon receipt of such notice, shall cause notice to be given in accordance with the Indenture to each holder of Second Debentures of the occurrence of the Termination Time and that the Debentureholder has a right of redemption as provided for by this
         Section 2.1. A holder of the Second Debentures shall be entitled to require the Trust to redeem (the "HOLDERS' EARLY REDEMPTION") any or all of the Second Debentures registered in the name of such holder at a redemption price (the "HOLDERS' EARLY REDEMPTION PRICE") of $1,000 per $1,000 principal amount of Second Debentures and, in addition thereto, at the time of such redemption, the Trust shall pay to the holder accrued and unpaid interest to, but excluding, the Holders' Early Redemption Date (as defined below). Holders wishing to exercise the Holders' Early Redemption must provide a notice of redemption (a "HOLDER EARLY REDEMPTION NOTICE") of the Second Debentures, in the form of SCHEDULE "D" to this Supplemental Indenture, to the Trust in accordance with Section 14.1 of the Indenture not less than 10 Business Days from (but excluding) the Termination Date (the "HOLDERS' EARLY REDEMPTION DATE"). The provisions of Sections 4.4, 4.5, 4.7 and 4.8 of the Indenture shall apply, MUTATIS MUTANDIS, to the Holders' Early Redemption, with those Second Debentures in respect of which a Holders' Early Redemption Notice has been provided to be treated as "Debentures called for redemption", the Holders' Early Redemption Date to be considered for those purposes the "REDEMPTION DATE" and the Holders' Early Redemption Price to be treated as the "REDEMPTION PRICE". The provisions of Section 4.6 of the Indenture shall not be applicable to the Holders' Early Redemption.

(d) If the Closing does not take place by the Termination Time and provided that following the redemption referred to in this Section 2.1(d) (the "TRUST EARLY REDEMPTION") not more than $40,000,000 in principal amount of Second Debentures are outstanding, Second Debentures may

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                                       4


         be redeemed for cash on a pro rata basis at the option of the Trust in whole or in part at a redemption price (the "TRUST'S EARLY REDEMPTION PRICE") of $1,000 per $1,000 principal amount of Second Debentures and, in addition thereto, at the time of such redemption, the Trust shall pay to the holder accrued and unpaid interest to (but excluding) the Trust's Early Redemption Date (as defined below). In order to exercise such right of Trust's Early Redemption, the Trust must provide a redemption notice (the "TRUST'S EARLY REDEMPTION NOTICE") for the Second Debentures so to be redeemed substantially in the form of SCHEDULE "B" hereof given by the Trust to the holders of such Second Debentures in accordance with Section 14.2 of the Indenture not less than 10 Business Days from (but excluding) the Holders' Early Redemption Date (the "TRUST'S EARLY REDEMPTION DATE"). The provisions of Sections 4.2, 4.3 (excluding the time limitations set out therein in respect of the delivery of the Trust's Early Redemption Notice), 4.4, 4.5, 4.7 and 4.8 of the Indenture shall apply, MUTATIS MUTANDIS, to the Trust Early Redemption, with those Second Debentures in respect of which a Trust's Early Redemption Notice has been provided to be treated as "Debentures called for redemption", the Trust's Early Redemption Date to be considered for those purposes the "Redemption Date" and the Trust's Early Redemption Price to be treated as the "Redemption Price". The provisions of Section 4.6 of the Indenture shall not be applicable for the Holder's Early Redemption.

(e) The Second Debentures will be redeemable in accordance with the terms of Article 4 of the Indenture, provided that, subject to the Holders' Early Redemption and the Trust Early Redemption, the Second Debentures will not be redeemable on or before September 30, 2007, except in the event of the satisfaction of certain conditions after a Change of Control has occurred as outlined herein. Subsequent to September 30, 2007 and on or prior to September 30, 2008, the Second Debentures may be redeemed at the option of the Trust in whole or in part from time to time on notice as provided for in Section 4.3 of the Indenture at a Redemption Price of $1,050 per $1,000 principal amount of Second Debentures and, in addition thereto, at the time of redemption, the Trust shall pay to the holder accrued and unpaid interest. After September 30, 2008 and prior to maturity, the Second Debentures may be redeemed at the option of the Trust in whole or in part from time to time on notice as provided for in Section 4.3 of the Indenture at a Redemption Price of $1,025 per $1,000 principal amount of Debentures and, in addition thereto, at the time of redemption, the Trust shall pay to the holder accrued and unpaid interest. The Redemption Notice for the Second Debentures shall be in the form of SCHEDULE "B" hereof. In connection with the redemption of the Second Debentures, the Trust may, at its option and subject to the provisions of Section 4.6 and subject to regulatory approval, elect to satisfy its obligation to pay all or a portion of the aggregate Redemption Price of the Second Debentures to be redeemed by issuing and delivering to the holders of such Second Debentures, such number of Freely Tradeable Trust Units as is obtained by dividing the Redemption Price by 95% of the Current Market Price in effect on the Redemption Date. Interest accrued and unpaid on the Second Debentures on the Redemption Date will be paid to holders of Second Debentures, in cash, in the manner contemplated in
         Section 4.5 of the Indenture. If the Trust elects to exercise such option, it shall so specify and provide details in the Redemption Notice.

(f) The Second Debentures will be subordinated to the Senior Indebtedness of the Trust in accordance with the provisions of Article 5 of the Indenture.

(g) Upon and subject to the provisions and conditions of Article 6 of the Indenture, the holder of each Second Debenture shall have the right at such holder's option, at any time when the register of the Debenture Trustee is open, prior to the close of business on the earlier of September 30, 2009 and the last Business Day immediately preceding the date specified by the Trust for redemption of the Second Debentures by notice to the holders of Second Debentures in accordance with Sections 2.4(c) and 4.3 of the Indenture (the earlier of which will be the "TIME OF EXPIRY" for the

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         purposes of Article 6 of the Indenture in respect of the Second
         Debentures), to convert any part, which is $1,000 or an integral multiple thereof, of the principal amount of such Second Debenture into Trust Units at the Conversion Price in effect on the Date of Conversion. The Conversion Price in effect on the date hereof for each Trust Unit to be issued upon the conversion of Second Debentures shall be equal to $16.25 such that approximately 61.538462 Trust Units shall be issued for each $1,000 principal amount of Second Debentures so converted. No adjustment in the number of Trust Units to be issued upon conversion will be made for distributions on Trust Units issuable upon conversion or for interest accrued on the Second Debentures which are surrendered for conversion; however, holders converting their Second Debentures will receive all interest which has accrued to but excluding the Date of Conversion which has not been paid. The Conversion Price applicable to and the Trust Units, securities or other property receivable on the conversion of the Second Debentures is subject to adjustment pursuant to the provisions of Section 6.5 of the Indenture.

         Notwithstanding any other provisions of the Indenture or this Supplemental Indenture, if a Second Debenture is surrendered for conversion on an Interest Payment Date or during the five preceding Business Days, the person or persons entitled to receive Trust Units in respect of the Second Debenture so surrendered for conversion shall not become the holder or holders of record of such Trust Units until the Business Day following such Interest Payment Date.

(h) On maturity of the Second Debentures, the Trust may, at its option and subject to the provisions of Section 4.10 of the Indenture, Section 2.1 of this Supplemental Indenture and subject to regulatory approval, elect to satisfy its obligation to pay all or a portion of the aggregate principal amount of the Second Debentures due on maturity by issuing and delivering to such holders of Second Debentures, Freely Tradeable Trust Units pursuant to the provisions of Section 4.10 of the Indenture. If the Trust elects to exercise such option, it shall deliver a maturity notice (the "MATURITY NOTICE") to the holders of the Second Debentures in the form of SCHEDULE "C" of this Supplemental Indenture and provide the necessary details.

(i) The Second Debentures shall be issued as Fully Registered Debentures in denominations of $1,000 and integral multiples of $1,000. Each Second Debenture and the certificate of the Debenture Trustee endorsed thereon shall be issued in substantially the form set out in SCHEDULE "A" of this Supplemental Indenture, with such insertions, omissions, substitutions or other variations as shall be required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of the Indenture or this Supplemental Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the directors of HOC (on behalf of the Trust) executing such Second Debenture in accordance with Section
         2.7 of the Indenture, as conclusively evidenced by their execution of a Second Debenture. Each Second Debenture shall additionally bear such distinguishing letters and numbers as the Debenture Trustee shall approve. Notwithstanding the foregoing, a Second Debenture may be in such other form or forms as may, from time to time, be approved by a resolution of the directors of HOC, on behalf of the Trust or as specified in an Officer's Certificate. The Second Debentures may be engraved, lithographed, printed, mimeographed or typewritten or partly in one form and partly in another.

         The Second Debentures shall be issued as Global Debentures and the Depositary for the Second Debentures shall be The Canadian Depositary for Securities Limited, the Global Debentures shall be registered in the name of The Canadian Depositary for Securities Limited (or any nominee of

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                                       6


         the Depositary). No beneficial holder will receive definitive certificates representing their interest in Debentures except as provided in Section 3.2 of the Indenture. A Global Debenture may be exchanged for Second Debentures in registered form that are not Global Debentures, or transferred to and registered in the name of a person other than the Depository for such Global Debentures or a nominee thereof as provided in Section 3.2 of the Indenture.

(j) Upon and subject to the provisions and conditions of Article 10 of the Indenture, the Trust may elect, from time to time, to satisfy its Interest Obligation on the Second Debentures (except in respect of interest payable as a result of a Holders' Early Redemption or Trust Early Redemption) on any Interest Payment Date by delivering Trust Units to the Debenture Trustee.

(k) Within 30 days following the occurrence of a Change of Control, and subject to the provisions and conditions of this Section 2.1(k), the Trust shall be obligated to offer in writing to each holder of Second Debentures (the "OFFER") to purchase the Second Debentures. The terms and conditions of such obligation are set forth below:

         (i) Within 30 days following the occurrence of a Change of Control, the Trust shall deliver to the Debenture Trustee, and the Debenture Trustee shall promptly deliver to the holders of the Second Debentures a notice stating that there has been a Change of Control and specifying the circumstances surrounding such event (a "CHANGE OF CONTROL NOTICE") together with the Offer to purchase all then outstanding Second Debentures made in accordance with the requirements of Applicable Securities Legislation at a price equal to 101% of the principal amount thereof (the "OFFER PRICE") plus accrued and unpaid interest, if any, on such Second Debentures up to, but excluding, the date of acquisition by the Trust or a related party of such Second Debentures (collectively, the "TOTAL OFFER PRICE") which Offer shall, unless otherwise provided under Applicable Securities Legislation, be open for acceptance thereof for a period of not less than 35 days and not more than 60 days and shall provide for payment to all Debenture holders who accept the Offer not later than the 60th day after the making of the Offer.

         (ii) If 90% or more in aggregate principal amount of Second Debentures outstanding on the date the Trust provides the Change of Control Notice and the Offer to holders of the Second Debentures have been tendered for purchase pursuant to the Offer on the expiration thereof, the Trust shall provide written notice to the Debenture Trustee, along with the aggregate Offer Price for the Second Debentures remaining outstanding at the expiration of the Offer, within 10 days following the expiration of the Offer, that it is redeeming and shall redeem all the Second Debentures remaining outstanding on the expiration of the Offer at the aggregate Offer Price for such Second Debentures remaining outstanding (the "90% REDEMPTION RIGHT").

         (iii) Upon receipt of notice that the Trust is acquiring the remaining Second Debentures pursuant to the 90% Redemption Right, the Debenture Trustee shall promptly provide written notice to each Debentureholder that did not previously accept the Offer that:

                  (A) the Trust has exercised the 90% Redemption Right and is purchasing all outstanding Second Debentures effective on the expiry of the Offer at the aggregate Offer Price for such remaining Second Debentures, and shall include a calculation of the amount payable to such holder as payment of the Total Offer Price;

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                  (B)      each such holder must transfer its Second Debentures
                           to the Debenture Trustee on the same terms as those holders that accepted the Offer and must send its Second Debentures, duly endorsed for transfer, to the Debenture Trustee within 10 days after the sending of such notice; and

                  (C) the rights of such holder under the terms of the Second Debentures, the Indenture and this Supplemental Indenture cease effective as of the date of expiry of the Offer provided the Trust has, on or before the time of notifying the Debenture Trustee of the redemption pursuant to the 90% Redemption Right, paid the aggregate Offer Price for such Second Debentures to, or to the order of, the Debenture Trustee and thereafter such Second Debentures shall not be considered to be outstanding and the holder shall not have any right except to receive such holder's Offer Price upon surrender and delivery of such holder's Second Debentures in accordance with the Indenture.

         (iv) The Trust shall, on or before 11:00 a.m., (Calgary time), on the Business Day immediately prior to the expiry of the Offer, deposit with the Debenture Trustee or any paying agent to the order of the Debenture Trustee, such sums of money as may be sufficient to pay the Total Offer Price for each Second Debenture to be purchased or redeemed by the Trust on the expiry of the Offer, provided the Trust may elect to satisfy this requirement by providing the Debenture Trustee with a cheque for such amounts required under this Section 2.1(k)(iv) post-dated to the date of expiry of the Offer. The Trust shall also deposit with the Debenture Trustee a sum of money sufficient to pay any charges or expenses, which may be incurred by the Debenture Trustee in connection with such purchase and/or redemption, as the case may be. Every such deposit shall be irrevocable. From the sums so deposited, the Debenture Trustee shall pay or cause to be paid to the holders of such Second Debentures, the Total Offer Price for each such Second Debenture to which they are entitled on the Trust's purchase or redemption.

         (v) Second Debentures for which holders have accepted the Offer and Second Debentures which the Trust is redeeming in accordance with this Section 2.1(k) shall become due and payable at the Offer Price for each such Second Debenture on the date of expiry of the Offer, in the same manner and with the same effect as if it were the date of maturity specified in such Second Debentures, anything therein or herein to the contrary notwithstanding, and from and after such date of expiry of the Offer, if the money necessary to purchase or redeem the Second Debentures shall have been deposited as provided in this Section 2.1(k) and affidavits or other proofs satisfactory to the Debenture Trustee as to the publication and/or mailing of such notices shall have been lodged with it, interest on the Second Debentures shall cease. If any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Debenture Trustee whose decision shall be final and binding upon all parties in interest.

         (vi) In case the holder of any Second Debenture to be purchased or redeemed in accordance with this Section 2.1(k) shall fail on or before the date of expiry of the Offer so to surrender such holder's Second Debenture or shall not within such time accept payment of the monies payable, or give such receipt therefor, if any, as the Debenture Trustee may require, such monies may be set aside in trust, either in the deposit department of the Debenture Trustee or in a chartered bank, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside and the Debentureholder shall have no other right except to receive payment of the monies so

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                                       8


                  paid and deposited, upon surrender and delivery up of such holder's Second Debenture. In the event that any money required to be deposited hereunder with the Debenture Trustee or any depository or paying agent on account of principal, premium, if any, or interest, if any, on Second Debentures issued hereunder shall remain so deposited for a period of six years from the date of expiry of the Offer, then such monies, together with any accumulated interest thereon, shall at the end of such period be paid over or delivered over by the Debenture Trustee or such depository or paying agent to the Trust and the Debenture Trustee shall not be responsible to Debentureholders for any amounts owing to them. Notwithstanding the foregoing, the Debenture Trustee will pay any remaining funds deposited hereunder prior to the expiry of six years after the date of expiry of the Offer to the Trust upon receipt from the Trust, or one of its Subsidiaries, of an uncontested letter of credit from a Canadian chartered bank in an amount equal to or in excess of the amount of the remaining funds. If the remaining funds are paid to the Trust prior to the expiry of six years after the date of expiry of the Offer, the Trust shall reimburse the Debenture Trustee for any amounts required to be paid by the Debenture Trustee to a holder of a Debenture pursuant to the Offer after the date of such payment of the remaining funds to the Trust but prior to six years after the date of expiry of the Offer.

         (vii) Subject to the provisions above related to Second Debentures purchased in part, all Second Debentures redeemed and paid under this Section 2.1(k) shall forthwith be delivered to the Debenture Trustee and cancelled and no Second Debentures shall be issued in substitution therefor.

(l) The Debenture Trustee shall be provided with the documents and instruments referred to in Sections 2.5(b), (c) and (d) of the Indenture with respect to the Second Debentures prior to the issuance of the Second Debentures.

                                    ARTICLE 3
                               ADDITIONAL MATTERS

3.1      CONFIRMATION OF INDENTURE

         The Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects confirmed.

3.2      ACCEPTANCE OF TRUSTS

         The Debenture Trustee hereby accepts the trusts in this Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions and subject to the provisions set forth in the Indenture.

3.3      GOVERNING LAW

         This Supplemental Indenture shall be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated, in all respects, as an Alberta contract.

3.4      FURTHER ASSURANCES

         The parties shall, with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this

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                                       9


Supplemental Indenture, and each party shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of the Indenture and this Supplemental Indenture and carry out its provisions.

3.5      COUNTERPARTS

         This Supplemental Indenture may be executed by the parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.



                                  HARVEST ENERGY TRUST, by its attorney, Harvest Operations Corp.

                                  By:
                                     ------------------------------------------

                                  By:
                                     ------------------------------------------



                                  HARVEST OPERATIONS CORP.

                                  By:
                                     ------------------------------------------

                                  By:
                                     ------------------------------------------



                                  VALIANT TRUST COMPANY

                                  By:
                                     ------------------------------------------

                                  By:
                                     ------------------------------------------

                                  SCHEDULE "A"

THIS DEBENTURE IS A GLOBAL DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREIN REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS DEBENTURE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR DEBENTURES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBENTURE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS DEBENTURE SHALL BE A GLOBAL DEBENTURE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CANADIAN DEPOSITORY FOR SECURITIES LIMITED ("CDS") TO HARVEST ENERGY TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS, (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE AS THE REGISTERED HOLDER HEREOF, CDS & CO. HAS AN INTEREST HEREIN.

                                                                           CUSIP

NO. o                                                             [$100,000,000]

                              HARVEST ENERGY TRUST

                    (A TRUST GOVERNED BY THE LAWS OF ALBERTA)

          SERIES 2, 8.00% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE
                             DUE SEPTEMBER 30, 2009

         HARVEST ENERGY TRUST (the "TRUST") for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture (the "INITIAL INDENTURE") dated as of January 29, 2004 amended and supplemented by the First Supplemental Indenture dated as of August ___, 2004 (the "FIRST SUPPLEMENTAL INDENTURE" and together with the Initial Indenture, the "INDENTURE") among the Trust, Harvest Operations Corp. and Valiant Trust Company (the "DEBENTURE TRUSTEE"), promises to pay to the registered holder hereof on September 30, 2009 (the "MATURITY DATE") or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture the principal sum of One Hundred Million Dollars ($100,000,000) in lawful money of Canada on presentation and surrender of this Debenture at the main branch of the Debenture Trustee in Calgary, Alberta or Toronto, Ontario in accordance with the terms of the Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof from the date hereof, or from the last Interest Payment Date to which interest shall have been paid or made available for payment hereon, whichever is later, at the rate of 8.00% per annum, in like money, in arrears in equal (with the exception of the first interest payment which will include interest from August 10, 2004 to but excluding March 31, 2005 as set forth below) semi-annual instalments (less any tax required by law to be deducted) of $40.00 per $1,000 of principal amount of the Second Debentures on March 31 and September 30 in each year commencing on March 31, 2005 and the last payment (representing interest payable from the last Interest Payment Date to, but excluding, the Maturity Date) to fall due on the Maturity Date and, should the Trust at any time make default in the payment of any principal or interest, to pay interest on the amount in default at the same rate, in like money and on the same dates. The first interest payment will include interest accrued from and including August 10, 2004 to, but excluding March 31, 2005, which will be equal to $51.06849 for each $1,000 principal amount of the Second Debentures.

         Interest hereon shall be payable by cheque mailed by prepaid ordinary mail or by electronic transfer of funds to the registered holder hereof and, subject to the provisions of the Indenture, the mailing of such cheque shall, to the extent of the sum represented thereby (plus the amount of any tax withheld), satisfy and discharge all liability for interest on this Second Debenture.

         This Debenture is one of the Series 2, 8.00% Convertible Unsecured Subordinated Debentures (referred to herein as the "SECOND DEBENTURE") of the Trust issued or issuable in one or more series under the provisions of the Indenture. The Second Debentures authorized for issue immediately are limited to an aggregate principal amount of $100,000,000 in lawful money of Canada. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Second Debentures are or are to be issued and held and the rights and remedies of the holders of the Second Debentures and of the Trust and of the Debenture Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the holder of this Second Debenture by acceptance hereof assents. This Second Debenture is issued subject to the terms of the Indenture, is a summary of, not intended to be nor constitutes a comprehensive description of, the terms of the Indenture and in the event of any conflict or inconsistency between the provisions hereof and the Indenture, the provisions of the Indenture shall govern.

         The Second Debentures are issuable only in denominations of $1,000 and integral multiples thereof. Upon compliance with the provisions of the Indenture, Debentures of any denomination may be exchanged for an equal aggregate principal amount of Debentures in any other authorized denomination or denominations.

         The whole, or if this Second Debenture is a denomination in excess of $1,000, any part which is $1,000 or an integral multiple thereof, of the principal of this Second Debenture is convertible, at the option of the holder hereof, upon surrender of this Second Debenture at the principal office of the Debenture Trustee in Calgary, Alberta or Toronto, Ontario, at any time prior to the close of business on the Maturity Date or, if this Second Debenture is called for redemption on or prior to such date, then up to but not after the close of business on the last Business Day immediately preceding the date specified for redemption of this Second Debenture, into Trust Units (without adjustment for interest accrued hereon or for dividends or distributions on Trust Units issuable upon conversion) at a conversion price of $16.25 (the "CONVERSION PRICE") per Trust Unit, being a rate of approximately 61.538462 Trust Units for each $1,000 principal amount of Second Debentures, all subject to the terms and conditions and in the manner set forth in the Indenture. No Debentures may be converted during the five Business Days preceding and including March 31 and September 30 in each year, commencing March 31, 2005, as the registrars of the Debenture Trustee will be closed during such periods. The Indenture makes provision for the adjustment of the Conversion Price in the events therein specified. No fractional Trust Units will be issued on any conversion but in lieu thereof, the Trust will satisfy such fractional interest by a cash payment equal to the market price of such fractional interest determined in accordance with the Indenture. Holders converting their Second Debentures will receive accrued and unpaid interest thereon. If a Second Debenture is surrendered for conversion on an Interest Payment Date or during the five preceding Business Days, the person or persons entitled to receive Trust Units in respect of the Second Debenture so surrendered for conversion shall not become the holder or holders of record of such Trust Units until the Business Day following such Interest Payment Date.

         If the closing of the Acquisition does not take place by the Termination Time, the Second Debentures may be redeemed at the option of the holders (the "HOLDERS' EARLY REDEMPTION") in whole (and not in part) for a period of 10 Business Days from (but excluding) the Termination Date at a redemption price (the "HOLDERS' EARLY REDEMPTION PRICE") of $1,000 per $1,000 principal amount of Second Debentures and, in addition thereto, at the time of such redemption, the Trust shall pay to the holder accrued and unpaid interest. Notice of redemption (the "HOLDERS' EARLY REDEMPTION NOTICE") of the Second Debentures shall be in the form provided in the First Supplemental Indenture and must be given to the Trust not less than 10 Business Days from (but excluding) Termination Date (the "HOLDERS' EARLY REDEMPTION DATE") in the manner provided for in the Indenture. If the Closing does not take place by the Termination Time, the provisions of Article 4 of the Indenture (excluding Section 4.6 thereof) apply, MUTATIS MUTANDIS, to the Holders' Early Redemption.

         If the closing of the Acquisition does not take place by the Termination Time and provided that following the redemption referred to in this paragraph (the "TRUST EARLY REDEMPTION") not more than $40,000,000 in principal amount of Second Debentures are outstanding, the Second Debentures may be redeemed for cash on a pro rata basis at the option of the Trust in whole or in part from time to time for a period of 10 Business Days from (but excluding) the Holders' Early Redemption Date at a redemption price of $1,000 per $1,000 principal amount of Second Debentures and, in addition thereto, at the time of such redemption, the Trust shall pay to the holder accrued and unpaid interest. The Redemption Notice for the Second Debentures so to be redeemed shall be in the form provided in the Indenture Supplement and must be given to holders of Second Debentures not less than 10 Business Days from (but excluding) the Holders' Early Redemption Date in the manner provided for in the Indenture. The provisions of the Indenture shall apply, (excluding Section 4.6 thereof) MUTATIS MUTANDIS, to the Trust Early Redemption.

         This Second Debenture may also be redeemed at the option of the Trust on the terms and conditions set out in the Indenture at the redemption price therein and herein set out provided that, subject to the Holders' Early Redemption and the Trust Early Redemption, this Second Debenture is not redeemable on or before September 30, 2007, except in the event of the satisfaction of certain conditions after a Change of Control has occurred. After September 30, 2007 and on or prior to September 30, 2008, the Second Debentures are redeemable at the option of the Trust at a price equal to $1,050 per $1,000 principal amount of Debentures and, in addition thereto, at the time of redemption, the Trust shall pay to the holder accrued and unpaid interest and otherwise on the terms and conditions described in the Indenture. After September 30, 2008 and prior to maturity, the Second Debentures are redeemable at the option of the Trust at a price equal to $1,025 per $1,000 principal amount of Debentures and, in addition thereto, at the time of redemption, the Trust shall pay to the holder accrued and unpaid interest and otherwise on the terms and conditions described in the Indenture. The Trust may, on notice as provided in the Indenture, at its option and subject to any applicable regulatory approval, elect to satisfy its obligation to pay all or any portion of the applicable Redemption Price by the issue of that number of Trust Units obtained by dividing the applicable Redemption Price by 95% of the weighted average trading price of the Trust Units on the Toronto Stock Exchange for the 20 consecutive trading days ending on the fifth trading day preceding the Redemption Date.

         Upon the occurrence of a Change of Control of the Trust, the Trust is required to make an offer to purchase all of the Second Debentures at a price equal to 101% of the principal amount of such Second Debentures plus accrued and unpaid interest (if any) up to, but excluding, the date the Second Debentures are so repurchased (the "OFFER"). If 90% or more of the principal amount of all Debentures outstanding on the date the Trust provides notice of a Change of Control to the Debenture Trustee have been tendered for purchase pursuant to the Offer, the Trust shall to redeem all the remaining outstanding Second Debentures on the same date and at the same price.

         If a takeover bid for Second Debentures, within the meaning of the Applicable Securities Legislation, is made and 90% or more of the principal amount of all the Second Debentures (other than Second Debentures held at the date of the takeover bid by or on behalf of the Offeror, associates or affiliates of the Offeror or anyone acting jointly or in concert with the Offeror) are taken up and paid for by the Offeror, the Offeror will be entitled to acquire the Second Debentures of those holders who did not accept the offer on the same terms as the Offeror acquired the first 90% of the principal amount of the Second Debentures.

         The Trust may, on notice as provided in the Indenture, at its option and subject to any applicable regulatory approval, elect to satisfy the obligation to repay all or any portion of the principal amount of this Second Debenture due on the Maturity Date by the issue of that number of Freely Tradeable Trust Units obtained by dividing the principal amount of this Second Debenture to be paid for in Trust Units pursuant to the exercise by the Trust of the Unit Repayment Right by 95% of the weighted average trading price of the Trust Units on the Toronto Stock Exchange for the 20 consecutive trading days ending on the fifth trading day preceding the Maturity Date.

         The indebtedness evidenced by this Second Debenture, and by all other Second Debentures now or hereafter certified and delivered under the Indenture, is a direct unsecured obligation of the Trust, and is subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment of all Senior Indebtedness (including any indebtedness to trade creditors), whether outstanding at the date of the Indenture or thereafter created, incurred, assumed or guaranteed.

         The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

         The Indenture contains provisions making binding upon all holders of Debentures outstanding thereunder (or in certain circumstances specific series of Debentures) resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of Debentures outstanding (or specific series), which resolutions or instruments may have the effect of amending the terms of this Second Debenture or the Indenture.

         The Indenture contains provisions disclaiming any personal liability on the part of holders of Trust Units, officers and directors of Harvest Operations Corp. or the trustee, manager and other agents of the Trust in respect of any obligation or claim arising out of the Indenture or this Debenture.

         This Second Debenture may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept at the principal office of the Debenture Trustee in Calgary, Alberta or Toronto, Ontario and in such other place or places and/or by such other registrars (if any) as the Trust with the approval of the Debenture Trustee may designate. No transfer of this Second Debenture shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Debenture Trustee or other registrar, and upon compliance with such reasonable requirements as the Debenture Trustee and/or other registrar may prescribe and upon surrender of this Second Debenture for cancellation. Thereupon a new Second Debenture or Second Debentures in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

         This Second Debenture shall not become obligatory for any purpose until it shall have been certified by the Debenture Trustee under the Indenture.

         Capitalized words or expressions used in this Second Debenture shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture.

         IN WITNESS WHEREOF HARVEST ENERGY TRUST has caused this Debenture to be signed by its authorized representatives as of the 10th day of August, 2004.



                                       HARVEST OPERATIONS TRUST, by its attorney
                                       Harvest Operations Corp.

                                       By:
                                           -------------------------------------

                    (FORM OF DEBENTURE TRUSTEE'S CERTIFICATE)

         This Second Debenture is one of the Series 2, 8.00% Convertible Unsecured Subordinated Debentures due September 30, 2009 referred to in the Indenture within mentioned.



VALIANT TRUST COMPANY


By:
   -----------------------------
   (Authorized Officer)



                          (FORM OF REGISTRATION PANEL)

       (No writing hereon except by Debenture Trustee or other registrar)

--------------------------------------------------------------------------------

      DATE OF             IN WHOSE NAME        SIGNATURE OF DEBENTURE TRUSTEE OR
    REGISTRATION           REGISTERED                      REGISTRAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________, whose address and social insurance number, if applicable, are set forth below, this Second Debenture (or $______________ principal amount hereof*) of HARVEST ENERGY TRUST standing in the name(s) of the undersigned in the register maintained by the Trust with respect to such Second Debenture and does hereby irrevocably authorize and direct the Debenture Trustee to transfer such Second Debenture in such register, with full power of substitution in the premises.

Dated:______________________

Address of Transferee:_________________________________________________________
                         (Street Address, City, Province and Postal Code)

Social Insurance Number of Transferee, if applicable:__________________________

*If less than the full principal amount of the within Second Debenture is to be transferred, indicate in the space provided the principal amount (which must be $1,000 or an integral multiple thereof, unless you hold an Second Debenture in a non-integral multiple of 1,000 by reason of your having exercised your right to exchange upon the making of an Offer, in which case such Second Debenture is transferable only in its entirety) to be transferred.

1. The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Second Debenture in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by a Canadian chartered bank or trust company or by a member of an acceptable Medallion Guarantee Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: "SIGNATURE GUARANTEED".

2. The registered holder of this Second Debenture is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.



Signature of Guarantor:

_________________________________   ____________________________________________
Authorized Officer                  Signature of transferring registered holder


______________________________________
Name of Institution

                                   EXHIBIT "1"
                             TO CDS GLOBAL DEBENTURE

                              HARVEST ENERGY TRUST

          SERIES 2, 8.00% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES
                             DUE SEPTEMBER 30, 2009

Initial Principal Amount:  $100,000,000                                CUSIP: o

Authorization:______________________________________



                                   ADJUSTMENTS

================================================================================================

   DATE      AMOUNT OF INCREASE   AMOUNT OF DECREASE     NEW PRINCIPAL AMOUNT     AUTHORIZATION
================================================================================================

------------------------------------------------------------------------------------------------

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

                                  SCHEDULE "B"

                            FORM OF REDEMPTION NOTICE
                              HARVEST ENERGY TRUST

          SERIES 2, 8.00% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES

                                REDEMPTION NOTICE

To: Holders of Series 2, 8.00% Convertible Unsecured Subordinated Debentures (the "DEBENTURES") of Harvest Energy Trust (the "TRUST")

Note: All capitalized terms used herein have the meaning ascribed thereto in the Indenture and the Supplemental Indenture mentioned below, unless otherwise indicated.

         Notice is hereby given pursuant to Section 4.3 of the trust indenture (the "INDENTURE") dated as of January 29, 2004 among the Trust, Harvest Operations Corp. and Valiant Trust Company (the "DEBENTURE TRUSTEE") and Section [2.1(D)], [2.1(E)] of the first supplemental trust indenture (the "Supplemental Indenture") dated as of August 10, 2004 among the Trust, Harvest Operations Corp. and the Debenture Trustee, that the aggregate principal amount of $______ of the $______ of Debentures outstanding will be redeemed as of ________________ (the "REDEMPTION DATE"), upon payment of a redemption amount of $________ for each $1,000 principal amount of Debentures, being equal to the aggregate of (i) $________ (the "REDEMPTION PRICE"), and (ii) all accrued and unpaid interest hereon to but excluding the Redemption Date (collectively, the "TOTAL REDEMPTION PRICE").

         The Total Redemption Price will be payable upon presentation and surrender of the Debentures called for redemption at the following corporate trust office:

                           VALIANT TRUST COMPANY
                           510, 550 - 6th Avenue SW
                           Calgary, Alberta, T2P 0S2

         The interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Total Redemption Price shall not be made on presentation for surrender of such Debentures at the above-mentioned corporate trust office on or after the Redemption Date or prior to the setting aside of the Total Redemption Price pursuant to the Indenture.

         [PURSUANT TO SECTION 4.6 OF THE INDENTURE AND SECTION 2.1(E) OF THE SUPPLEMENTAL INDENTURE, THE TRUST HEREBY IRREVOCABLY ELECTS TO SATISFY ITS OBLIGATION TO PAY $________ OF THE REDEMPTION PRICE PAYABLE TO HOLDERS OF DEBENTURES IN ACCORDANCE WITH THIS NOTICE BY ISSUING AND DELIVERING TO THE HOLDERS THAT NUMBER OF FREELY TRADABLE TRUST UNITS OBTAINED BY DIVIDING THE REDEMPTION PRICE BY 95% OF THE CURRENT MARKET PRICE OF THE TRUST UNITS.

         NO FRACTIONAL TRUST UNITS SHALL BE DELIVERED UPON THE EXERCISE BY THE TRUST OF THE ABOVE-MENTIONED REDEMPTION RIGHT BUT, IN LIEU THEREOF, THE TRUST SHALL PAY THE CASH EQUIVALENT THEREOF DETERMINED ON THE BASIS OF THE CURRENT MARKET PRICE OF TRUST UNITS ON THE REDEMPTION DATE (LESS ANY TAX REQUIRED TO BE DEDUCTED, IF ANY).

         IN THIS CONNECTION, UPON PRESENTATION AND SURRENDER OF THE DEBENTURES FOR PAYMENT ON THE REDEMPTION DATE, THE TRUST SHALL, ON THE REDEMPTION DATE, MAKE THE DELIVERY TO THE DEBENTURE TRUSTEE, AT THE ABOVE-MENTIONED CORPORATE TRUST OFFICE, FOR DELIVERY TO AND ON ACCOUNT OF THE HOLDERS, OF CERTIFICATES REPRESENTING THE FREELY TRADABLE TRUST UNITS TO WHICH HOLDERS ARE ENTITLED TOGETHER WITH THE CASH EQUIVALENT IN LIEU OF FRACTIONAL TRUST UNITS, CASH FOR ALL ACCRUED AND UNPAID INTEREST UP TO, BUT EXCLUDING, THE REDEMPTION DATE, AND, IF ONLY A PORTION OF THE DEBENTURES ARE TO BE REDEEMED BY ISSUING FREELY TRADABLE TRUST UNITS, CASH REPRESENTING THE BALANCE OF THE REDEMPTION PRICE.]

DATED:_________________________

HARVEST ENERGY TRUST, by its attorney Harvest Operations Corp.

________________________________
(Authorized Director or Officer of Harvest Operations Corp.)

                                  SCHEDULE "C"

                             FORM OF MATURITY NOTICE
                              HARVEST ENERGY TRUST

          SERIES 2, 8.00% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES

                                 MATURITY NOTICE

To:

         Holders of Series 2, 8.00% Convertible Unsecured Subordinated Debentures (the "DEBENTURES") of Harvest Energy Trust (the "TRUST")

Note: All capitalized terms used herein have the meaning ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

         Notice is hereby given pursuant to Section 4.10(b) of the trust indenture (the "INDENTURE") dated as of January 29, 2004 among the Trust, Harvest Operations Corp. and Valiant Trust Company (the DEBENTURE TRUSTEE") and
Section 2.1(h) of the first supplemental trust indenture dated as of August 10, 2004 among the Trust, Harvest Operations Corp. and the Debenture Trustee, that the Debentures are due and payable as of September 30, 2009 (the "MATURITY DATE") and the Trust elects to satisfy its obligation to repay to holders of Debentures the principal amount of all of the Debentures outstanding on the Maturity Date by issuing and delivering to the holders that number of Freely Tradable Trust Units equal to the number obtained by dividing such principal amount of the Debentures by 95% of the Current Market Price of Trust Units on the Maturity Date.

         No fractional Trust Units shall be delivered on exercise by the Trust of the above mentioned repayment right but, in lieu thereof, the Trust shall pay the cash equivalent thereof determined on the basis of the Current Market Price of Trust Units on the Maturity Date (less any tax required to be deducted, if any).

         In this connection, upon presentation and surrender of the Debentures for payment on the Maturity Date, the Trust shall, on the Maturity Date, make delivery to the Debenture Trustee, at its principal corporate trust office in Calgary, Alberta, for delivery to and on account of the holders, of certificates representing the Freely Tradable Trust Units to which holders are entitled together with the cash equivalent in lieu of fractional Trust Units, cash for all accrued and unpaid interest up to, but excluding, the Maturity Date and if only a portion of the Debentures are to be repaid by issuing Freely Tradable Trust Units, cash representing the balance of the principal amount and premium (if any) due on the Maturity Date.

DATED:____________________________

HARVEST ENERGY TRUST, by its attorney Harvest Operations Corp.

__________________________________
(Authorized Director or Officer of Harvest Operations Corp.)

                                  SCHEDULE "D"

                    FORM OF HOLDERS' EARLY REDEMPTION NOTICE
                              HARVEST ENERGY TRUST

          SERIES 2, 8.00% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES

                        HOLDERS' EARLY REDEMPTION NOTICE

To:      Harvest Energy Trust (the "TRUST")

Note: All capitalized terms used herein have the meaning ascribed thereto in the Indenture and the Supplemental Indenture mentioned below, unless otherwise indicated.

         Notice is hereby given pursuant to Section 14.1 of the trust indenture (the "INDENTURE") dated as of January 29, 2004 among the Trust, Harvest Operations Corp. and Valiant Trust Company (the "DEBENTURE TRUSTEE") and Section 2.1(c) of the first supplemental trust indenture (the "SUPPLEMENTAL INDENTURE") dated as of August 10, 2004 among the Trust, Harvest Operations Corp. and the Debenture Trustee, that the undersigned registered holder of Series 2, 8.00% Convertible Unsecured Subordinated Debentures bearing Certificate No. _________ (the "DEBENTURES") irrevocably elects to redeem such Debentures as of _________ (the "REDEMPTION DATE") in accordance with the terms of Section 2.1(c) of the Supplemental Indenture at a redemption price of $1,000 for each $1,000 principal amount of Debentures, being equal to the aggregate of (i) $_______, and (ii) all accrued and unpaid interest thereon to, but excluding, the Redemption Date (collectively, the "TOTAL REDEMPTION PRICE").

         The Total Redemption Price will be payable upon presentation and surrender of the Debentures elected for redemption at the following corporate trust office:

                           VALIANT TRUST COMPANY
                           510, 550 - 6th Avenue SW
                           Calgary, Alberta, T2P 0S2

         The interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Total Redemption Price shall not be made on presentation for surrender of such Debentures at the above-mentioned corporate trust office on or after the Redemption Date or prior to the setting aside of the Total Redemption Price pursuant to the Indenture.

DATED:________________________________

Name: ________________________________

Address:______________________________

______________________________________

______________________________________